EXHIBIT 99.1

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc., Bank of America, and other yet-to-be-determined Underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


GE 2004-C3

ANNEX A-2 - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING LOANS

                                                                            % of                          Mortgage
                                                                          Initial Pool         # of         Loan
ID                   Property Name                                          Balance        Properties     Seller (1)
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                          2.95%              6           BOFA
       Sun Communities Portfolio 5 - Alpine Meadows                         0.94%              0           BOFA
       Sun Communities Portfolio 5 - Goldcoaster                            0.73%              0           BOFA
       Sun Communities Portfolio 5 - Byrne Hill                             0.42%              0           BOFA
       Sun Communities Portfolio 5 - Fisherman's Cove                       0.39%              0           BOFA
       Sun Communities Portfolio 5 - Casa Del Valle                         0.23%              0           BOFA
       Sun Communities Portfolio 5 - Snow to Sun                            0.25%              0           BOFA
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                             2.46%              1           GACC
       Beaumont Apartments                                                  1.86%              1           GERE
       Casa Del Monte Manufactured Housing Community                        1.78%              1           GERE
       Greenbrier Apartments                                                1.56%              1           GERE
       Newsome Park                                                         1.18%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                1.12%              4           GACC
       815 Gravesend Neck Road                                              0.61%              0           GACC
       115 East 21st Street                                                 0.24%              0           GACC
       35-19 147th Street                                                   0.23%              0           GACC
       314 Clinton Avenue                                                   0.04%              0           GACC
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community           1.10%              1           GERE
       Stony Brook Village                                                  1.07%              1           GERE
       Villager Apartments                                                  0.99%              1           GACC
       Plaza Apartments                                                     0.82%              1           GERE
       Friendship Heights Apartments                                        0.77%              1           GACC
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                        0.73%              1           BOFA
       Mansards Apartments                                                  0.71%              1           GERE
       Windover of Orlando Apartments                                       0.67%              1           GACC
       Haddonfield Estates                                                  0.65%              1           GERE
       Sunshine Holiday                                                     0.61%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                            0.57%              1           GERE
       Greens at Marion Ph II & III                                         0.54%              1           GERE
       Rancho Riverside Manufactured Housing Community                      0.54%              1           GERE
       Walnut Knolls                                                        0.46%              1           BOFA
       Amber Crossing                                                       0.42%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                   0.41%              1           GACC
       Cypress Estates Manufactured Housing Community                       0.40%              1           GERE
       Point East/West                                                      0.38%              1           GERE
       Point West I                                                         0.22%              0           GERE
       Point East                                                           0.16%              0           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                          0.37%              1           GERE
       Parque la Quinta Manufactured Housing Community                      0.37%              1           GERE
       Somerset Woods                                                       0.36%              1           GERE
       Carefree Cove Manufactured Housing Community                         0.34%              1           GERE
       Sierra Crossing                                                      0.32%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                        0.32%              1           GERE
       Hefner Mansions                                                      0.31%              1           GERE
       Villa Carmel Manufactured Housing Community                          0.30%              1           GERE
       The Barney & WL Stockade Apartments                                  0.29%              1           GERE
       Painters Mill Apartments                                             0.29%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                            0.27%              1           GERE
       Tucasa Town Homes                                                    0.27%              1           GACC
       Home Manufactured Housing Community                                  0.27%              1           GERE
       Continental Communities - Crescent Manor MHC                         0.23%              1           BOFA
       Continental Communities - Washington Estates II MHC                  0.22%              1           BOFA
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                          0.21%              1           GERE
       The Meadows Manufactured Housing Community                           0.19%              1           GERE
       Brookmore Hollow Apartments                                          0.19%              1           GERE
       Pinewood Manufactured Housing Community                              0.17%              1           GERE
       Ho Ho Kam Mobile Village                                             0.14%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                               0.13%              1           GERE
       Point West II                                                        0.08%              1           GERE
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Cut-off      General                  Detailed
                                                                        Date         Property                 Property
ID                   Property Type                                      Balance      Type                     Type
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                    41,200,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Alpine Meadows                   13,080,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Goldcoaster                      10,160,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Byrne Hill                        5,880,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Fisherman's Cove                  5,440,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Casa Del Valle                    3,200,000     Manufactured Housing     Manufactured Housing
       Sun Communities Portfolio 5 - Snow to Sun                       3,440,000     Manufactured Housing     Manufactured Housing
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                       34,370,069     Multifamily              Conventional
       Beaumont Apartments                                            26,000,000     Multifamily              Conventional
       Casa Del Monte Manufactured Housing Community                  24,941,975     Manufactured Housing     Manufactured Housing
       Greenbrier Apartments                                          21,800,000     Multifamily              Conventional
       Newsome Park                                                   16,445,608     Multifamily              Conventional
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                          15,704,028     Multifamily              Conventional
       815 Gravesend Neck Road                                         8,583,505     Multifamily              Conventional
       115 East 21st Street                                            3,345,418     Multifamily              Conventional
       35-19 147th Street                                              3,171,497     Multifamily              Conventional
       314 Clinton Avenue                                                603,608     Multifamily              Conventional
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community     15,407,650     Manufactured Housing     Manufactured Housing
       Stony Brook Village                                            15,000,000     Multifamily              Conventional
       Villager Apartments                                            13,830,000     Multifamily              Conventional
       Plaza Apartments                                               11,476,583     Multifamily              Student Housing
       Friendship Heights Apartments                                  10,750,000     Multifamily              Conventional
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                  10,216,624     Multifamily              Conventional
       Mansards Apartments                                             9,966,294     Multifamily              Conventional
       Windover of Orlando Apartments                                  9,320,000     Multifamily              Conventional
       Haddonfield Estates                                             9,100,000     Multifamily              Conventional
       Sunshine Holiday                                                8,550,926     Manufactured Housing     Manufactured Housing
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                       7,990,298     Manufactured Housing     Manufactured Housing
       Greens at Marion Ph II & III                                    7,600,000     Multifamily              Conventional
       Rancho Riverside Manufactured Housing Community                 7,500,000     Manufactured Housing     Manufactured Housing
       Walnut Knolls                                                   6,480,000     Multifamily              Conventional
       Amber Crossing                                                  5,831,787     Multifamily              Conventional
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                              5,760,000     Multifamily              Conventional
       Cypress Estates Manufactured Housing Community                  5,632,000     Manufactured Housing     Manufactured Housing
       Point East/West                                                 5,275,000     Manufactured Housing     Manufactured Housing
       Point West I                                                    3,006,183     Manufactured Housing     Manufactured Housing
       Point East                                                      2,268,817     Manufactured Housing     Manufactured Housing
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                     5,218,546     Multifamily              Conventional
       Parque la Quinta Manufactured Housing Community                 5,130,556     Manufactured Housing     Manufactured Housing
       Somerset Woods                                                  4,983,113     Multifamily              Conventional
       Carefree Cove Manufactured Housing Community                    4,800,000     Manufactured Housing     Manufactured Housing
       Sierra Crossing                                                 4,500,000     Multifamily              Student Housing
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                   4,490,232     Multifamily              Conventional
       Hefner Mansions                                                 4,400,000     Multifamily              Conventional
       Villa Carmel Manufactured Housing Community                     4,200,000     Manufactured Housing     Manufactured Housing
       The Barney & WL Stockade Apartments                             3,993,090     Multifamily              Conventional
       Painters Mill Apartments                                        3,985,799     Multifamily              Conventional
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                       3,825,940     Manufactured Housing     Manufactured Housing
       Tucasa Town Homes                                               3,750,000     Multifamily              Conventional
       Home Manufactured Housing Community                             3,750,000     Manufactured Housing     Manufactured Housing
       Continental Communities - Crescent Manor MHC                    3,200,000     Manufactured Housing     Manufactured Housing
       Continental Communities - Washington Estates II MHC             3,120,000     Manufactured Housing     Manufactured Housing
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                     2,900,000     Multifamily              Conventional
       The Meadows Manufactured Housing Community                      2,647,083     Manufactured Housing     Manufactured Housing
       Brookmore Hollow Apartments                                     2,594,332     Multifamily              Conventional
       Pinewood Manufactured Housing Community                         2,375,000     Manufactured Housing     Manufactured Housing
       Ho Ho Kam Mobile Village                                        2,000,000     Manufactured Housing     Manufactured Housing
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                          1,800,000     Multifamily              Conventional
       Point West II                                                   1,125,000     Manufactured Housing     Manufactured Housing




ID                   Property Name                                    Address                                    City
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                    Various                                    Various
       Sun Communities Portfolio 5 - Alpine Meadows                   3800 Fruit Ridge Avenue Northwest          Grand Rapids
       Sun Communities Portfolio 5 - Goldcoaster                      34850 SW 187th Avenue                      Homestead
       Sun Communities Portfolio 5 - Byrne Hill                       3601 Hill Avenue                           Toledo
       Sun Communities Portfolio 5 - Fisherman's Cove                 4441 Jena Lane                             Flint
       Sun Communities Portfolio 5 - Casa Del Valle                   1048 North Alamo Road                      Alamo
       Sun Communities Portfolio 5 - Snow to Sun                      1701 North International Boulevard         Weslaco
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                       2401 South Hacienda Boulevard              Hacienda Heights
       Beaumont Apartments                                            1101 Beaumont Centre Lane                  Lexington
       Casa Del Monte Manufactured Housing Community                  6151 Forest Hill Boulevard                 West Palm Beach
       Greenbrier Apartments                                          100 Willow Oak Drive                       Columbia
       Newsome Park                                                   4801 Marshall Avenue                       Newport News
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                          Various                                    Various
       815 Gravesend Neck Road                                        815 Gravesend Neck Road                    Brooklyn
       115 East 21st Street                                           115 East 21st Street                       Brooklyn
       35-19 147th Street                                             35-19 147th Street                         Flushing
       314 Clinton Avenue                                             314 Clinton Avenue                         Brooklyn
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community     200 Ford Road                              San Jose
       Stony Brook Village                                            100-140 Mill Street                        East Haven
       Villager Apartments                                            300 Barton Run Boulevard                   Marlton
       Plaza Apartments                                               1728 East Barstow Avenue                   Fresno
       Friendship Heights Apartments                                  500 Concord Place                          Culpeper
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                  1551 Causeway Drive                        Centerville
       Mansards Apartments                                            1501 Kindly Lane                           Virginia Beach
       Windover of Orlando Apartments                                 5496 Fitness Circle                        Orlando
       Haddonfield Estates                                            126-A Kent Avenue                          Haddonfield
       Sunshine Holiday                                               2802 West Oakland Park Boulevard           Oakland Park
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                      901 West Beaver Creek Road                 Avon
       Greens at Marion Ph II & III                                   543-561 Par Drive, 425-441 Birdie Drive    Marion
       Rancho Riverside Manufactured Housing Community                3701 Fillmore Street                       Riverside
       Walnut Knolls                                                  2036 North Walnut Street                   Bloomington
       Amber Crossing                                                 5170 Amber Valley Parkway                  Fargo
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                             2476 Atlantis Drive                        Fort Pierce
       Cypress Estates Manufactured Housing Community                 3330 East Main Street                      Mesa
       Point East/West                                                Various                                    Various
       Point West I                                                   2719 Klondike Road                         West Lafayette
       Point East                                                     State Road 38 East                         Lafayette
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                    8 Park Place                               Hattiesburg
       Parque la Quinta Manufactured Housing Community                350 South Willow Avenue                    Rialto
       Somerset Woods                                                 1833 Richfield Drive                       Severn
       Carefree Cove Manufactured Housing Community                   3274 Northwest 37th Street                 Fort Lauderdale
       Sierra Crossing                                                2717 3rd Street                            Lubbock
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                  2002 Huntington Drive                      Chico
       Hefner Mansions                                                7700 West Hefner Road                      Oklahoma City
       Villa Carmel Manufactured Housing Community                    16225 North Cave Creek Road                Phoenix
       The Barney & WL Stockade Apartments                            225 State Street                           Schenectady
       Painters Mill Apartments                                       1 Millpaint Lane                           Owings Mills
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                      1025 South Riverside Avenue                Rialto
       Tucasa Town Homes                                              1635 Darr Street                           Irving
       Home Manufactured Housing Community                            480 Southwest 8th Avenue                   Hallandale Beach
       Continental Communities - Crescent Manor MHC                   1150 West Prince Road                      Tucson
       Continental Communities - Washington Estates II MHC            98 Monterrey Avenue                        Washington
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                    83 Mansfield Road                          New London
       The Meadows Manufactured Housing Community                     62880 West LaSalle Road                    Montrose
       Brookmore Hollow Apartments                                    810 Brooks Avenue                          Rosenberg
       Pinewood Manufactured Housing Community                        2607 West Rome Road                        Chillicothe
       Ho Ho Kam Mobile Village                                       1925 South Arizona Boulevard               Coolidge
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                         1803-1808 Southeast Moberly Manor Drive    Bentonville
       Point West II                                                  2702 Klondike Road                         West Lafayette
------------------------------------------------------------------------------------------------------------------------------------


ID                   Property Type                                    County                 State      Zip Code
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                    Various                Various    Various
       Sun Communities Portfolio 5 - Alpine Meadows                   Kent                   MI           49544
       Sun Communities Portfolio 5 - Goldcoaster                      Miami-Dade             FL           33034
       Sun Communities Portfolio 5 - Byrne Hill                       Lucas                  OH           43607
       Sun Communities Portfolio 5 - Fisherman's Cove                 Genesee                MI           48507
       Sun Communities Portfolio 5 - Casa Del Valle                   Hidalgo                TX           78516
       Sun Communities Portfolio 5 - Snow to Sun                      Hidalgo                TX           78596
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                       Los Angeles            CA           91745
       Beaumont Apartments                                            Fayette                KY           40513
       Casa Del Monte Manufactured Housing Community                  Palm Beach             FL           33415
       Greenbrier Apartments                                          Richland               SC           29223
       Newsome Park                                                   Newport News           VA           23607
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                          Various                NY         Various
       815 Gravesend Neck Road                                        Kings                  NY           11223
       115 East 21st Street                                           Kings                  NY           11226
       35-19 147th Street                                             Queens                 NY           11354
       314 Clinton Avenue                                             Kings                  NY           11205
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community     Santa Clara            CA           95138
       Stony Brook Village                                            New Haven              CT           06512
       Villager Apartments                                            Burlington             NJ            8053
       Plaza Apartments                                               Fresno                 CA           93710
       Friendship Heights Apartments                                  Culpeper               VA           22701
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                  Montgomery             OH           45458
       Mansards Apartments                                            Virginia Beach City    VA           23455
       Windover of Orlando Apartments                                 Orange                 FL           32839
       Haddonfield Estates                                            Camden                 NJ           08033
       Sunshine Holiday                                               Broward                FL           33311
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                      Eagle                  CO           81620
       Greens at Marion Ph II & III                                   Crittenden             AR           72364
       Rancho Riverside Manufactured Housing Community                Riverside              CA           92505
       Walnut Knolls                                                  Monroe                 IN           47404
       Amber Crossing                                                 Cass                   ND           58104
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                             Saint Lucie            FL           34981
       Cypress Estates Manufactured Housing Community                 Maricopa               AZ           85213
       Point East/West                                                Tippecanoe             IN           47906
       Point West I                                                   Tippecanoe             IN           47906
       Point East                                                     Tippecanoe             IN           47906
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                    Lamar                  MS           39402
       Parque la Quinta Manufactured Housing Community                San Bernardino         CA           92376
       Somerset Woods                                                 Anne Arundel           MD           21144
       Carefree Cove Manufactured Housing Community                   Broward                FL           33309
       Sierra Crossing                                                Lubbock                TX           79415
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                  Butte                  CA           95928
       Hefner Mansions                                                Oklahoma               OK           73162
       Villa Carmel Manufactured Housing Community                    Maricopa               AZ           85023
       The Barney & WL Stockade Apartments                            Schenectady            NY           12508
       Painters Mill Apartments                                       Baltimore              MD           21117
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                      San Bernardino         CA           92376
       Tucasa Town Homes                                              Dallas                 TX           75061
       Home Manufactured Housing Community                            Broward                FL           33009
       Continental Communities - Crescent Manor MHC                   Pima                   AZ           85705
       Continental Communities - Washington Estates II MHC            Washington             PA           15301
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                    New London             CT           06320
       The Meadows Manufactured Housing Community                     Montrose               CO           81401
       Brookmore Hollow Apartments                                    Fort Bend              TX           77471
       Pinewood Manufactured Housing Community                        Peoria                 IL           61523
       Ho Ho Kam Mobile Village                                       Pinal                  AZ           85228
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                         Benton                 AR           72712
       Point West II                                                  Tippecanoe             IN           47906
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Loan per Net
                                                                            Net      Rentable
                                                                         Rentable     Area             Occupancy
ID                   Property Name                                      Units/Pads  Units/Pads            Rate
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                           2,027     Pads              97.91%
       Sun Communities Portfolio 5 - Alpine Meadows                            403     Pads              94.04%
       Sun Communities Portfolio 5 - Goldcoaster                               325     Pads              99.69%
       Sun Communities Portfolio 5 - Byrne Hill                                236     Pads             100.00%
       Sun Communities Portfolio 5 - Fisherman's Cove                          162     Pads              91.36%
       Sun Communities Portfolio 5 - Casa Del Valle                            408     Pads             100.00%
       Sun Communities Portfolio 5 - Snow to Sun                               493     Pads              99.32%
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                                350     Units             94.57%
       Beaumont Apartments                                                     508     Units             87.60%
       Casa Del Monte Manufactured Housing Community                           657     Pads              99.85%
       Greenbrier Apartments                                                   526     Units             96.20%
       Newsome Park                                                            650     Units             98.62%
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                   207     Units             97.59%
       815 Gravesend Neck Road                                                 100     Units             99.00%
       115 East 21st Street                                                     59     Units             96.61%
       35-19 147th Street                                                       38     Units             94.74%
       314 Clinton Avenue                                                       10     Units            100.00%
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community              271     Pads             100.00%
       Stony Brook Village                                                     165     Units             94.55%
       Villager Apartments                                                     184     Units             96.17%
       Plaza Apartments                                                        250     Units             92.00%
       Friendship Heights Apartments                                           210     Units             95.71%
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                           256     Units             92.19%
       Mansards Apartments                                                     240     Units             97.08%
       Windover of Orlando Apartments                                          200     Units             95.00%
       Haddonfield Estates                                                     324     Units             91.05%
       Sunshine Holiday                                                        399     Pads              85.00%
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                               159     Pads             100.00%
       Greens at Marion Ph II & III                                            216     Units             99.50%
       Rancho Riverside Manufactured Housing Community                         194     Pads             100.00%
       Walnut Knolls                                                           146     Units             98.63%
       Amber Crossing                                                          117     Units             91.45%
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                      120     Units             98.33%
       Cypress Estates Manufactured Housing Community                          160     Pads              93.13%
       Point East/West                                                         392     Pads              83.67%
       Point West I                                                            248     Pads              81.85%
       Point East                                                              144     Pads              86.81%
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                              68     Units             94.12%
       Parque la Quinta Manufactured Housing Community                         166     Pads             100.00%
       Somerset Woods                                                          200     Units             94.50%
       Carefree Cove Manufactured Housing Community                            164     Pads              98.78%
       Sierra Crossing                                                         194     Units             96.39%
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                            72     Units             98.61%
       Hefner Mansions                                                          99     Units            100.00%
       Villa Carmel Manufactured Housing Community                             144     Pads              97.92%
       The Barney & WL Stockade Apartments                                     108     Units             99.07%
       Painters Mill Apartments                                                260     Units             93.85%
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                               136     Pads             100.00%
       Tucasa Town Homes                                                       128     Units             98.44%
       Home Manufactured Housing Community                                     137     Pads              98.54%
       Continental Communities - Crescent Manor MHC                            139     Pads              84.20%
       Continental Communities - Washington Estates II MHC                     149     Pads              91.28%
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                              65     Units             96.92%
       The Meadows Manufactured Housing Community                              195     Pads              91.28%
       Brookmore Hollow Apartments                                             104     Units             96.15%
       Pinewood Manufactured Housing Community                                 206     Pads              91.75%
       Ho Ho Kam Mobile Village                                                202     Pads              80.10%
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                                   72     Units            100.00%
       Point West II                                                           107     Pads              86.92%
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Occupancy      Elevator(s)          Utilities
ID                   Property Type                                        As-of Date     (Yes/No)           Paid by Tenant
------------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                        Various        No                    Various
       Sun Communities Portfolio 5 - Alpine Meadows                       2/27/2004      No          Electric, Gas, Water, Sewer
       Sun Communities Portfolio 5 - Goldcoaster                          2/27/2004      No          Electric, Gas, Water, Sewer
       Sun Communities Portfolio 5 - Byrne Hill                           2/29/2004      No          Electric, Gas, Water, Sewer
       Sun Communities Portfolio 5 - Fisherman's Cove                     2/27/2004      No          Electric, Gas, Water, Sewer
       Sun Communities Portfolio 5 - Casa Del Valle                       3/23/2004      No                 Electric, Gas
       Sun Communities Portfolio 5 - Snow to Sun                          3/23/2004      No          Electric, Gas, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                           3/22/2004      0           Electric, Gas, Water, Sewer
       Beaumont Apartments                                                3/28/2004      No            Electric, Water, Sewer
       Casa Del Monte Manufactured Housing Community                      2/27/2004      0                 Electric, Water
       Greenbrier Apartments                                              12/17/2003     No                 Electric, Gas
       Newsome Park                                                       2/11/2004      No                 Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                              5/14/2004      Various              Electric
       815 Gravesend Neck Road                                            5/14/2004      Yes                  Electric
       115 East 21st Street                                               5/14/2004      Yes                  Electric
       35-19 147th Street                                                 5/14/2004      0                    Electric
       314 Clinton Avenue                                                 5/14/2004      0                    Electric
------------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community         3/31/2004      0           Electric, Gas, Water, Sewer
       Stony Brook Village                                                3/22/2004      No                   Electric
       Villager Apartments                                                4/22/2004      0           Electric, Gas, Water, Sewer
       Plaza Apartments                                                   3/31/2004      No                   Electric
       Friendship Heights Apartments                                      5/1/2004       0                  Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                      3/1/2004       No            Electric, Water, Sewer
       Mansards Apartments                                                2/11/2004      No            Electric, Water, Sewer
       Windover of Orlando Apartments                                     3/31/2004      0             Electric, Water, Sewer
       Haddonfield Estates                                                5/24/2004      No                   Electric
       Sunshine Holiday                                                   3/31/2004      0                 Electric, Water
------------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                          1/1/2004       0             Electric, Water, Sewer
       Greens at Marion Ph II & III                                       2/29/2004      No
       Rancho Riverside Manufactured Housing Community                    3/17/2004      0           Electric, Gas, Water, Sewer
       Walnut Knolls                                                      4/1/2004       No                   Electric
       Amber Crossing                                                     3/3/2004       Yes                  Electric
------------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                 3/31/2004      0             Electric, Water, Sewer
       Cypress Estates Manufactured Housing Community                     2/29/2004      0           Electric, Gas, Water, Sewer
       Point East/West                                                    2/1/2004       0                     Various
       Point West I                                                       2/1/2004       0                               0
       Point East                                                         2/1/2004       0           Electric, Gas, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                        4/30/2004      Yes           Electric, Water, Sewer
       Parque la Quinta Manufactured Housing Community                    3/31/2004      0           Electric, Gas, Water, Sewer
       Somerset Woods                                                     12/2/2003      No                   Electric
       Carefree Cove Manufactured Housing Community                       3/31/2004      0                  Water, Sewer
       Sierra Crossing                                                    4/5/2004       No            Electric, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                      11/30/2003     No                   Electric
       Hefner Mansions                                                    3/1/2004       No                     None
       Villa Carmel Manufactured Housing Community                        4/30/2004      0           Electric, Gas, Water, Sewer
       The Barney & WL Stockade Apartments                                3/9/2004       Yes                Electric, Gas
       Painters Mill Apartments                                           1/22/2004      No                   Electric
------------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                          3/31/2004      0           Electric, Gas, Water, Sewer
       Tucasa Town Homes                                                  3/31/2004      0                    Electric
       Home Manufactured Housing Community                                2/2/2004       0             Electric, Water, Sewer
       Continental Communities - Crescent Manor MHC                       4/30/2004      No                 Electric, Gas
       Continental Communities - Washington Estates II MHC                4/30/2004      No          Electric, Gas, Water, Sewer
------------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                        3/16/2004      No                   Electric
       The Meadows Manufactured Housing Community                         1/1/2004       0           Electric, Gas, Water, Sewer
       Brookmore Hollow Apartments                                        4/28/2004      No                   Electric
       Pinewood Manufactured Housing Community                            12/31/2003     0              Electric, Gas, Water
       Ho Ho Kam Mobile Village                                           3/19/2004      0                    Electric
------------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                             2/29/2004      No          Electric, Gas, Water, Sewer
       Point West II                                                      12/31/2003     0                        0
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 Studios / Pads
                                                                          --------------------------------------------------
                                                                             #             Avg Rent per         Max
       ID                                    Property Name                 Units             mo. ($)          Rent ($)
----------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                          -                  NAP                -
       Sun Communities Portfolio 5 - Alpine Meadows                         -                  NAP                -
       Sun Communities Portfolio 5 - Goldcoaster                            -                  NAP                -
       Sun Communities Portfolio 5 - Byrne Hill                             -                  NAP                -
       Sun Communities Portfolio 5 - Fisherman's Cove                       -                  NAP                -
       Sun Communities Portfolio 5 - Casa Del Valle                         -                  NAP                -
       Sun Communities Portfolio 5 - Snow to Sun                            -                  NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                             0                  NAP                0
       Beaumont Apartments                                                                     NAP
       Casa Del Monte Manufactured Housing Community                                           NAP
       Greenbrier Apartments                                                                   NAP
       Newsome Park                                                                            NAP
----------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                              717                  NAP              877
       815 Gravesend Neck Road                                              -                  NAP                -
       115 East 21st Street                                               710                  NAP              877
       35-19 147th Street                                                   -                  NAP                -
       314 Clinton Avenue                                                 795                  NAP              795
----------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community                              NAP
       Stony Brook Village                                                                     NAP
       Villager Apartments                                                  -                  NAP                -
       Plaza Apartments                                                                        NAP
       Friendship Heights Apartments                                        -                  NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                        -                  NAP                -
       Mansards Apartments                                                                     NAP
       Windover of Orlando Apartments                                     500                  NAP              500
       Haddonfield Estates                                                                     NAP
       Sunshine Holiday                                                                        NAP
----------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                                               NAP
       Greens at Marion Ph II & III                                                            NAP
       Rancho Riverside Manufactured Housing Community                                         NAP
       Walnut Knolls                                                      315                  NAP              315
       Amber Crossing                                                                          NAP
----------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                   -                  NAP                -
       Cypress Estates Manufactured Housing Community                                          NAP
       Point East/West                                                                         NAP
       Point West I                                                         -                  NAP                -
       Point East                                                           -                  NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                                             NAP
       Parque la Quinta Manufactured Housing Community                                         NAP
       Somerset Woods                                                                          NAP
       Carefree Cove Manufactured Housing Community                                            NAP
       Sierra Crossing                                                                         NAP
----------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                                           NAP
       Hefner Mansions                                                                         NAP
       Villa Carmel Manufactured Housing Community                                             NAP
       The Barney & WL Stockade Apartments                                410                  NAP              440
       Painters Mill Apartments                                           605                  NAP              605
----------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                                               NAP
       Tucasa Town Homes                                                  445                  NAP              445
       Home Manufactured Housing Community                                                     NAP
       Continental Communities - Crescent Manor MHC                         -                  NAP                -
       Continental Communities - Washington Estates II MHC                  -                  NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                                             NAP
       The Meadows Manufactured Housing Community                                              NAP
       Brookmore Hollow Apartments                                        480                  NAP              480
       Pinewood Manufactured Housing Community                                                 NAP
       Ho Ho Kam Mobile Village                                                                NAP
----------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                                                  NAP
       Point West II                                                                           NAP


                                                                                              1 Bedroom
                                                                          --------------------------------------------------
                                                                              #           Avg Rent per         Max
ID                   Property Name                                          Units           mo. ($)          Rent ($)
----------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                            -              NAP                -
       Sun Communities Portfolio 5 - Alpine Meadows                           -              NAP                -
       Sun Communities Portfolio 5 - Goldcoaster                              -              NAP                -
       Sun Communities Portfolio 5 - Byrne Hill                               -              NAP                -
       Sun Communities Portfolio 5 - Fisherman's Cove                         -              NAP                -
       Sun Communities Portfolio 5 - Casa Del Valle                           -              NAP                -
       Sun Communities Portfolio 5 - Snow to Sun                              -              NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                           1,033              NAP            1,070
       Beaumont Apartments                                                  664              NAP              719
       Casa Del Monte Manufactured Housing Community                                         NAP
       Greenbrier Apartments                                                584              NAP              655
       Newsome Park                                                         425              NAP              509
----------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                884              NAP            1,075
       815 Gravesend Neck Road                                              999              NAP              999
       115 East 21st Street                                                 765              NAP            1,075
       35-19 147th Street                                                   932              NAP              932
       314 Clinton Avenue                                                   789              NAP              789
----------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community                            NAP
       Stony Brook Village                                                1,070              NAP            1,150
       Villager Apartments                                                  844              NAP              935
       Plaza Apartments                                                     575              NAP              575
       Friendship Heights Apartments                                        605              NAP              605
----------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                        542              NAP              608
       Mansards Apartments                                                  671              NAP              725
       Windover of Orlando Apartments                                       575              NAP              575
       Haddonfield Estates                                                  694              NAP              720
       Sunshine Holiday                                                                      NAP
----------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                                             NAP
       Greens at Marion Ph II & III                                         484              NAP              491
       Rancho Riverside Manufactured Housing Community                                       NAP
       Walnut Knolls                                                        485              NAP              505
       Amber Crossing                                                       586              NAP              610
----------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                   540              NAP              540
       Cypress Estates Manufactured Housing Community                                        NAP
       Point East/West                                                                       NAP
       Point West I                                                           -              NAP                -
       Point East                                                             -              NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                          685              NAP              695
       Parque la Quinta Manufactured Housing Community                                       NAP
       Somerset Woods                                                                        NAP
       Carefree Cove Manufactured Housing Community                                          NAP
       Sierra Crossing                                                      474              NAP              516
----------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                        684              NAP              700
       Hefner Mansions                                                    1,325              NAP            1,595
       Villa Carmel Manufactured Housing Community                                           NAP
       The Barney & WL Stockade Apartments                                  587              NAP              750
       Painters Mill Apartments                                             629              NAP              640
----------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                                             NAP
       Tucasa Town Homes                                                    545              NAP              545
       Home Manufactured Housing Community                                                   NAP
       Continental Communities - Crescent Manor MHC                           -              NAP                -
       Continental Communities - Washington Estates II MHC                    -              NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                          737              NAP              739
       The Meadows Manufactured Housing Community                                            NAP
       Brookmore Hollow Apartments                                          540              NAP              555
       Pinewood Manufactured Housing Community                                               NAP
       Ho Ho Kam Mobile Village                                                              NAP
----------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                               393              NAP              393
       Point West II                                                                         NAP
----------------------------------------------------------------------------------------------------------------------------



                                                                                              2 Bedroom
                                                                          --------------------------------------------------
                                                                                 #          Avg Rent per         Max
ID                   Property Type                                             Units           mo. ($)         Rent ($)
----------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                            -             NAP                -
       Sun Communities Portfolio 5 - Alpine Meadows                           -             NAP                -
       Sun Communities Portfolio 5 - Goldcoaster                              -             NAP                -
       Sun Communities Portfolio 5 - Byrne Hill                               -             NAP                -
       Sun Communities Portfolio 5 - Fisherman's Cove                         -             NAP                -
       Sun Communities Portfolio 5 - Casa Del Valle                           -             NAP                -
       Sun Communities Portfolio 5 - Snow to Sun                              -             NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                           1,385             NAP            1,385
       Beaumont Apartments                                                  814             NAP              859
       Casa Del Monte Manufactured Housing Community                                        NAP
       Greenbrier Apartments                                                726             NAP              795
       Newsome Park                                                         475             NAP              597
----------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                935             NAP            1,171
       815 Gravesend Neck Road                                              935             NAP              935
       115 East 21st Street                                                 843             NAP            1,171
       35-19 147th Street                                                 1,048             NAP            1,048
       314 Clinton Avenue                                                     -             NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community                           NAP
       Stony Brook Village                                                1,164             NAP            1,500
       Villager Apartments                                                  981             NAP            1,025
       Plaza Apartments                                                     665             NAP              665
       Friendship Heights Apartments                                        801             NAP              805
----------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                        659             NAP              741
       Mansards Apartments                                                  757             NAP              825
       Windover of Orlando Apartments                                       678             NAP              690
       Haddonfield Estates                                                  798             NAP              820
       Sunshine Holiday                                                                     NAP
----------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                                            NAP
       Greens at Marion Ph II & III                                         571             NAP              604
       Rancho Riverside Manufactured Housing Community                                      NAP
       Walnut Knolls                                                        609             NAP              780
       Amber Crossing                                                       749             NAP              755
----------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                   655             NAP              655
       Cypress Estates Manufactured Housing Community                                       NAP
       Point East/West                                                                      NAP
       Point West I                                                           -             NAP                -
       Point East                                                             -             NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                          920             NAP            1,375
       Parque la Quinta Manufactured Housing Community                                      NAP
       Somerset Woods                                                                       NAP
       Carefree Cove Manufactured Housing Community                                         NAP
       Sierra Crossing                                                      583             NAP              583
----------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                        805             NAP              805
       Hefner Mansions                                                    1,886             NAP            1,950
       Villa Carmel Manufactured Housing Community                                          NAP
       The Barney & WL Stockade Apartments                                  643             NAP              810
       Painters Mill Apartments                                             733             NAP              790
----------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                                            NAP
       Tucasa Town Homes                                                    673             NAP              695
       Home Manufactured Housing Community                                                  NAP
       Continental Communities - Crescent Manor MHC                           -             NAP                -
       Continental Communities - Washington Estates II MHC                    -             NAP                -
----------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                                          NAP
       The Meadows Manufactured Housing Community                                           NAP
       Brookmore Hollow Apartments                                          675             NAP              690
       Pinewood Manufactured Housing Community                                              NAP
       Ho Ho Kam Mobile Village                                                             NAP
----------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                               450             NAP              450
       Point West II                                                                        NAP
----------------------------------------------------------------------------------------------------------------------------

                                                                                             3 Bedroom
                                                                          ---------------------------------------------------
                                                                              #           Avg Rent per         Max
ID                   Property Type                                          Units           mo. ($)          Rent ($)
-----------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                            -              NAP                -
       Sun Communities Portfolio 5 - Alpine Meadows                           -              NAP                -
       Sun Communities Portfolio 5 - Goldcoaster                              -              NAP                -
       Sun Communities Portfolio 5 - Byrne Hill                               -              NAP                -
       Sun Communities Portfolio 5 - Fisherman's Cove                         -              NAP                -
       Sun Communities Portfolio 5 - Casa Del Valle                           -              NAP                -
       Sun Communities Portfolio 5 - Snow to Sun                              -              NAP                -
-----------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                           1,550              NAP            1,550
       Beaumont Apartments                                                1,097              NAP            1,124
       Casa Del Monte Manufactured Housing Community                                         NAP
       Greenbrier Apartments                                                950              NAP              950
       Newsome Park                                                         600              NAP              737
-----------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                982              NAP            1,093
       815 Gravesend Neck Road                                              974              NAP              974
       115 East 21st Street                                                 843              NAP              843
       35-19 147th Street                                                 1,093              NAP            1,093
       314 Clinton Avenue                                                     -              NAP                -
-----------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community                            NAP
       Stony Brook Village                                                1,500              NAP            1,500
       Villager Apartments                                                    -              NAP                -
       Plaza Apartments                                                                      NAP
       Friendship Heights Apartments                                        745              NAP              750
-----------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                          -              NAP                -
       Mansards Apartments                                                  890              NAP              893
       Windover of Orlando Apartments                                       843              NAP              850
       Haddonfield Estates                                                                   NAP
       Sunshine Holiday                                                                      NAP
-----------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                                             NAP
       Greens at Marion Ph II & III                                                          NAP
       Rancho Riverside Manufactured Housing Community                                       NAP
       Walnut Knolls                                                          -              NAP                -
       Amber Crossing                                                       877              NAP              890
-----------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                     -              NAP                -
       Cypress Estates Manufactured Housing Community                                        NAP
       Point East/West                                                                       NAP
       Point West I                                                           -              NAP                -
       Point East                                                             -              NAP                -
-----------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                          895              NAP              895
       Parque la Quinta Manufactured Housing Community                                       NAP
       Somerset Woods                                                       840              NAP              840
       Carefree Cove Manufactured Housing Community                                          NAP
       Sierra Crossing                                                                       NAP
-----------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                                         NAP
       Hefner Mansions                                                                       NAP
       Villa Carmel Manufactured Housing Community                                           NAP
       The Barney & WL Stockade Apartments                                                   NAP
       Painters Mill Apartments                                             864              NAP              915
-----------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                                             NAP
       Tucasa Town Homes                                                      -              NAP                -
       Home Manufactured Housing Community                                                   NAP
       Continental Communities - Crescent Manor MHC                           -              NAP                -
       Continental Communities - Washington Estates II MHC                    -              NAP                -
-----------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                                           NAP
       The Meadows Manufactured Housing Community                                            NAP
       Brookmore Hollow Apartments                                                           NAP
       Pinewood Manufactured Housing Community                                               NAP
       Ho Ho Kam Mobile Village                                                              NAP
-----------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                                                NAP
       Point West II                                                                         NAP
-----------------------------------------------------------------------------------------------------------------------------


                                                                                                 4 Bedroom
                                                                           ----------------------------------------------------
                                                                              #          Avg Rent per         Max
ID                   Property Type                                          Units          mo. ($)          Rent ($)
-------------------------------------------------------------------------------------------------------------------------------
       Sun Communities Portfolio 5                                            -              NAP                -
       Sun Communities Portfolio 5 - Alpine Meadows                           -              NAP                -
       Sun Communities Portfolio 5 - Goldcoaster                              -              NAP                -
       Sun Communities Portfolio 5 - Byrne Hill                               -              NAP                -
       Sun Communities Portfolio 5 - Fisherman's Cove                         -              NAP                -
       Sun Communities Portfolio 5 - Casa Del Valle                           -              NAP                -
       Sun Communities Portfolio 5 - Snow to Sun                              -              NAP                -
-------------------------------------------------------------------------------------------------------------------------------
       Emerald Ridge Apartments                                               0              NAP                0
       Beaumont Apartments                                                                   NAP
       Casa Del Monte Manufactured Housing Community                                         NAP
       Greenbrier Apartments                                                                 NAP
       Newsome Park                                                         700              NAP              889
-------------------------------------------------------------------------------------------------------------------------------
       Wiener Portfolio VIII                                                  -              NAP                -
       815 Gravesend Neck Road                                                -              NAP                -
       115 East 21st Street                                                   -              NAP                -
       35-19 147th Street                                                     -              NAP                -
       314 Clinton Avenue                                                     -              NAP                -
-------------------------------------------------------------------------------------------------------------------------------
       Village of the Four Seasons Manufactured Housing Community                            NAP
       Stony Brook Village                                                                   NAP
       Villager Apartments                                                    -              NAP                -
       Plaza Apartments                                                                      NAP
       Friendship Heights Apartments                                          -              NAP                -
-------------------------------------------------------------------------------------------------------------------------------
       Chesapeake Landing Apartments                                          -              NAP                -
       Mansards Apartments                                                                   NAP
       Windover of Orlando Apartments                                         -              NAP                -
       Haddonfield Estates                                                                   NAP
       Sunshine Holiday                                                                      NAP
-------------------------------------------------------------------------------------------------------------------------------
       The Aspens Manufactured Housing Community                                             NAP
       Greens at Marion Ph II & III                                                          NAP
       Rancho Riverside Manufactured Housing Community                                       NAP
       Walnut Knolls                                                          -              NAP                -
       Amber Crossing                                                                        NAP
-------------------------------------------------------------------------------------------------------------------------------
       Windover of Fort Pierce Apartments                                     -              NAP                -
       Cypress Estates Manufactured Housing Community                                        NAP
       Point East/West                                                                       NAP
       Point West I                                                           -              NAP                -
       Point East                                                             -              NAP                -
-------------------------------------------------------------------------------------------------------------------------------
       Parkwest II                                                                           NAP
       Parque la Quinta Manufactured Housing Community                                       NAP
       Somerset Woods                                                                        NAP
       Carefree Cove Manufactured Housing Community                                          NAP
       Sierra Crossing                                                                       NAP
-------------------------------------------------------------------------------------------------------------------------------
       Huntington Village Apartments                                                         NAP
       Hefner Mansions                                                                       NAP
       Villa Carmel Manufactured Housing Community                                           NAP
       The Barney & WL Stockade Apartments                                                   NAP
       Painters Mill Apartments                                                              NAP
-------------------------------------------------------------------------------------------------------------------------------
       Las Palmas Manufactured Housing Community                                             NAP
       Tucasa Town Homes                                                      -              NAP                -
       Home Manufactured Housing Community                                                   NAP
       Continental Communities - Crescent Manor MHC                           -              NAP                -
       Continental Communities - Washington Estates II MHC                    -              NAP                -
-------------------------------------------------------------------------------------------------------------------------------
       Gull Harbor                                                                           NAP
       The Meadows Manufactured Housing Community                                            NAP
       Brookmore Hollow Apartments                                                           NAP
       Pinewood Manufactured Housing Community                                               NAP
       Ho Ho Kam Mobile Village                                                              NAP
-------------------------------------------------------------------------------------------------------------------------------
       Moberly Manor Phase II                                                                NAP
       Point West II                                                                         NAP
-------------------------------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc., Bank of America, and other yet-to-be-determined Underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


GE 2004-C3

CERTAIN CHARACTERISTICS OF TOP 10

                                                                      % of
                                                        Cut-Off     Initial Pool    Property
ID         Property Name                              Date Balance   Balance          Type            City                  State
------------------------------------------------------------------------------------------------------------------------------------
1     DDR-Macquarie Portfolio                          66,000,000     4.72%          Retail          Various                Various
2     731 Lexington Avenue - Bloomberg Headquarters    65,000,000     4.65%          Office          New York               NY
3     Bank of America Plaza                            63,000,000     4.51%          Office          St. Louis              MO
4     Strategic Hotel Portfolio                        50,000,000     3.58%          Hotel           Various                Various
      Hyatt Regency New Orleans                        23,002,421     1.65%          Hotel           New Orleans            LA
      Hyatt Regency Phoenix                            13,680,387     0.98%          Hotel           Phoenix                AZ
      Hyatt Regency La Jolla at Aventine               13,317,191     0.95%          Hotel           La Jolla               CA
------------------------------------------------------------------------------------------------------------------------------------
5     Sun Communities Portfolio 5                      41,200,000     2.95%   Manufactured Housing   Various                Various
      Sun Communities Portfolio 5 - Alpine Meadows     13,080,000     0.94%   Manufactured Housing   Grand Rapids           MI
      Sun Communities Portfolio 5 - Goldcoaster        10,160,000     0.73%   Manufactured Housing   Homestead              FL
      Sun Communities Portfolio 5 - Byrne Hill          5,880,000     0.42%   Manufactured Housing   Toledo                 OH
      Sun Communities Portfolio 5 - Fisherman's Cove    5,440,000     0.39%   Manufactured Housing   Flint                  MI
      Sun Communities Portfolio 5 - Snow to Sun         3,440,000     0.25%   Manufactured Housing   Weslaco                TX
      Sun Communities Portfolio 5 - Casa Del Valle      3,200,000     0.23%   Manufactured Housing   Alamo                  TX
------------------------------------------------------------------------------------------------------------------------------------
6     Extra Space Portfolio #2                         35,530,811     2.54%       Self Storage       Various                Various
      Forest Park                                       1,252,039     0.09%       Self Storage       St. Louis              MO
      Oxford                                            1,698,075     0.12%       Self Storage       North Oxford           MA
      Banksville                                        2,208,472     0.16%       Self Storage       Pittsburgh             PA
      Halls Ferry                                       2,472,777     0.18%       Self Storage       Jennings               MO
      Margate                                           2,963,006     0.21%       Self Storage       Margate                FL
      Extra Space Storage-Kendall                       8,540,796     0.61%       Self Storage       Miami                  FL
      Fountainbleau                                     4,662,894     0.33%       Self Storage       Doral                  FL
      North Lauderdale                                  2,519,961     0.18%       Self Storage       North Lauderdale FL
      Oakland                                           4,627,597     0.33%       Self Storage       Oakland                CA
      Extra Space Storage - Inglewood                   4,585,194     0.33%       Self Storage       Inglewood              CA
------------------------------------------------------------------------------------------------------------------------------------
7     Emerald Ridge Apartments                         34,370,069     2.46%       Multifamily        Hacienda Heights CA
8     Stonegate Birmingham                             33,100,000     2.37%          Office          Various                AL
9     West Village Retail                              27,765,000     1.99%          Retail          Dallas                 TX
10    180 Livingston Street                            26,500,000     1.90%          Office          Brooklyn               NY
------------------------------------------------------------------------------------------------------------------------------------